EXHIBIT NO. 99.1(h)

                       FORM OF AMENDMENT TO DECLARATION OF
                          TRUST - ABOLISHMENT OF SERIES

                               MFS SERIES TRUST X


                         MFS REAL ESTATE INVESTMENT FUND




     Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 21, 1994 (the "Declaration"), of MFS Series Trust X (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Real Estate Investment Fund, a series of the Trust, has been terminated.




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     IN WITNESS WHEREOF, the undersigned have executed this certificate this

________ day of _____________, 1998.



-------------------------                           -------------------------
Richard B. Bailey                                   Charles W. Schmidt
63 Atlantic Avenue                                  63 Claypit Hill Road
Boston, MA  02110                                   Wayland, MA  01778


-------------------------                           -------------------------
Peter G. Harwood                                    Arnold D. Scott
211 Lindsay Pond Road                               20 Rowes Wharf
Concord, MA  01742                                  Boston, MA  02110



-------------------------                           --------------------------
J. Atwood Ives                                      Jeffrey L. Shames
17 West Cedar Street                                38 Lake Avenue
Boston, MA  02108                                   Newton, MA  02159



-------------------------                           --------------------------
Lawrence T. Perera                                  Elaine R. Smith
18 Marlborough Street                               75 Scotch Pine Road
Boston, MA  02116                                   Weston, MA  02193




-------------------------                           --------------------------
William J. Poorvu                                   David B. Stone
975 Memorial Drive                                  282 Beacon Street
Cambridge, MA  02138                                Boston, MA  02116